                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 14, 2002

                                 FMC CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                    1-2376              94-0479804
(State or other jurisdiction         (Commission        (I.R.S. Employer
of incorporation)                    File Number)       Identification No.)

              1735 Market Street, Philadelphia, Pennsylvania 19103

               (Address of principal executive offices) (ZipCode)

                                 (215) 299-6000

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                         Registrant's telephone number,
                               including area code

ITEM 9. REGULATION FD DISCLOSURE

        On June 14, 2002 we issued a press release (attached hereto as Exhibit 99.1) discussing the expected impact of Moody's Investors Service downgrade of our debt ratings.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     99.1 Text of Press Release dated June 14, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FMC CORPORATION

                                      By: /s/ W. Kim Foster
                                      ------------------------
                                      W. Kim Foster
                                      Chief Financial Officer

                                      Dated: June 14, 2001